UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2008
(Date of earliest event reported)

                   National City Mortgage Capital Trust 2008-1
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           (Exact name of issuing entity as specified in its charter)

                       National City Mortgage Capital LLC
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              (Exact name of depositor as specified in its charter)

                           National City Mortgage Co.
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               (Exact name of sponsor as specified in its charter)

      New York                333-147919-01           Applied For
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(State or other jurisdiction  (Commission File No.    (IRS Employer
of incorporation of issuing   of issuing entity)      Identification No. of
entity)                                               issuing entity)

      3232 Newmark Derive, Miamisburg, Ohio                       45342
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code           937-910-4372
                                                 -------------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01   Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                           Description
-----------                                           -----------

      (5.1) Opinion of Jones Day as to the legality of the securities.

      (8.1) Opinion of Cadwalader, Wickersham & Taft LLP with respect to certain tax matters.

      (23.1)                          Consent of Jones Day (included as part of
                                      Exhibit 5.1).

      (23.2) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 8.1).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL CITY MORTGAGE CAPITAL LLC



February 28, 2008

                                       By:   /s/ Kelly C. Johnson
                                          --------------------------------------
                                          Name:  Kelly C. Johnson
                                          Title: Vice President and Secretary

                                INDEX TO EXHIBITS

Exhibit No.                                           Description
-----------                                           -----------

      (5.1) Opinion of Jones Day as to the legality of the securities
      (8.1) Opinion of Cadwalader, Wickersham & Taft LLP with respect to certain tax matters.
      (23.1)                         Consent of Jones Day (included as part of
                                     Exhibit 5.1).
      (23.2) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 8.1).